UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 7, 2019
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

  Registrant’s telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.
Submission of Matters to a Vote of Security Holders.

Kingstone Companies, Inc. (the “Company”) held its Annual Meeting of Stockholders on August 7, 2019 (the “2019 Annual Meeting”). The following is a summary of the matters voted on at the 2019 Annual Meeting.

Proposal 1 – Election of Directors

The stockholders elected the Company’s directors with terms expiring in 2020, as follows:

Name	For	Withheld	Broker Non-Votes
Barry B. Goldstein	5,910,328	316,422	2,857,128
Jay M. Haft	5,893,229	333,521	2,857,128
Floyd R. Tupper	5,613,402	613,348	2,857,128
William L. Yankus	6,108,778	117,972	2,857,128
Carla A. D’Andre	6,096,233	130,517	2,857,128
Timothy P. McFadden	4,701,683	1,525,067	2,857,128

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as follows:

For	Against	Abstain
8,953,474	112,601	17,803

Proposal 3 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the 2019 Annual Meeting, as follows:

For	Against	Abstain	Broker Non-Votes
5,559,731	72,375	594,644	2,857,128

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The stockholders approved, on an advisory basis, the frequency of the vote to approve the compensation of the Company’s named executive officers, as follows:

1 Year	2 Years	3 Years	Abstain
5,637,576	144,309	412,697	32,168

The results of the stockholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company’s Board of Directors that such vote be held every year. Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 12, 2019	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President & CEO